Exhibit 99.1

DRAFTKINGS REACHES AGREEMENT TO ACQUIRE GOLDEN NUGGET ONLINE GAMING IN AN ALL-STOCK TRANSACTION

Includes Commercial Agreement with Fertitta Entertainment and Houston Rockets

BOSTON, MA, AND HOUSTON, TX - August 9, 2021-- DraftKings Inc. (Nasdaq: DKNG) and Golden Nugget Online Gaming, Inc. (Nasdaq: GNOG) today announced that they have entered into a definitive agreement for DraftKings to acquire Golden Nugget Online Gaming in an all-stock transaction that has an implied equity value of approximately $1.56 billion. The acquisition will enable DraftKings to leverage Golden Nugget’s well-known brand, iGaming product experience and existing combined database of more than 5 million customers. In connection with the acquisition, DraftKings has entered into a commercial agreement with Fertitta Entertainment, Inc., the parent company of the Houston Rockets, Golden Nugget, LLC and Landry’s LLC, and a leader in the gaming, restaurant, hospitality, and sports entertainment industry.

“Our acquisition of Golden Nugget Online Gaming, a brand synonymous with iGaming and entertainment, will enhance our ability to instantly reach a broader consumer base, including Golden Nugget’s loyal ‘iGaming-first’ customers,” said Jason Robins, DraftKings’ CEO and Chairman of the Board. “This deal creates meaningful synergies such as increased combined company revenues driven by additional cross-sell opportunities, loyalty integrations and tech-driven product expansion as well as technology optimization and greater marketing efficiencies. We look forward to Tilman being an active member of our Board and one of our largest shareholders.”

“This transaction will add great value to the shareholders as two market leaders merge into a leading global player in digital sports, entertainment and online gaming,” said Tilman Fertitta, Chairman and CEO of GNOG. “Leveraging Fertitta Entertainment’s broad entertainment offerings and extensive customer database, coupled with DraftKings’ mammoth network makes this an unbeatable partnership. Together, we can offer value to our combined customer base that is unparalleled. We believe that DraftKings is one of the leading players in this burgeoning space and couldn’t be more excited to lock arms with Jason and the DraftKings family across our entire portfolio of assets, including the Houston Rockets, the Golden Nugget casinos and Landry’s vast portfolio of restaurants. This is a strong commercial agreement for both companies.”

Synergies and Strategic Benefits of the Acquisition

The acquisition of Golden Nugget Online Gaming will deliver significant strategic benefits to DraftKings as well as expected synergies of $300mm at maturity. DraftKings will deploy a multi-brand strategy which will enhance cross-sell opportunities and drive increased market share and revenue growth. In addition, there will be multiple channels for cost savings by, among other things, eliminating platform costs as a result of migrating Golden Nugget’s current technology to DraftKings’ in-house proprietary platform, recognizing enhanced returns on advertising spend through marketing efficiencies, and reducing G&A costs such as duplicative corporate overhead. The commercial deal will also reduce DraftKings’ market access rates through preferred pricing with Golden Nugget-owned properties and an exclusive commercial deal across daily fantasy sports, sportsbook and iGaming with the Houston Rockets which further solidifies the deep partnership between DraftKings and Fertitta Entertainment. Additionally, the all-stock deal preserves DraftKings’ balance sheet and aligns the long-term interests of both brands and shareholders.

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Combined company revenues

DraftKings expects to see revenue uplift from additional cross-promotion opportunities, which will expand the Company’s customer base by engaging a loyal iGaming-first customer. Additionally, there are anticipated revenue synergies through potential technology and game expansion, including Live Dealer offerings.

Technology optimization

By bringing Golden Nugget Online Gaming onto DraftKings’ in-house technology, DraftKings expects to eliminate current Golden Nugget Online Gaming’s third-party platform costs, reducing operating expenses and vendor costs. Additionally, DraftKings’ technology-first approach will drive product enhancement through expanded offerings, including in-house live dealer, and an improved consumer-driven experience.

Marketing efficiencies

By streamlining marketing strategies and efforts between the two brands, DraftKings expects to realize a higher return on investment. Additionally, the agreement provides DraftKings new opportunities to deeply integrate with Fertitta Entertainment, Inc. and market to existing Golden Nugget customers through cross-selling products, in retail sportsbooks and across Fertitta Entertainment, Inc. assets. DraftKings customers will also have access to new VIP and promotional opportunities, including the ability to purchase discounted rewards and secure reservations using the DraftKings VIP rewards program, subject to a pricing agreement to be determined.

In connection with the acquisition, DraftKings has also reached an agreement regarding a separate commercial deal with Fertitta Entertainment, Inc. across its asset portfolio, including the Houston Rockets, Golden Nugget, LLC and Landry’s LLC. The commercial agreement will include marketing integrations, sponsorship assets with the Houston Rockets, an expanded retail sportsbook presence, and the optionality to obtain market access on favorable terms through certain Golden Nugget casinos. DraftKings will also become the exclusive daily fantasy sports, sports betting, and iGaming partner of the Houston Rockets and intends to open a sportsbook at the Toyota Center, pending state legalization and regulatory approvals.

Details of the transaction

As part of the transaction, DraftKings will undergo a holding company reorganization and form a new holding company New DraftKings, which will become the going-forward public company for both DraftKings and GNOG. New DraftKings will be renamed DraftKings Inc. at closing (“New DraftKings”).

Under the terms of the merger agreement entered into on August 9, 2021 (the “Merger Agreement”), Golden Nugget Online Gaming stockholders would receive a fixed ratio of 0.365 shares of New DraftKings’ Class A Common Stock for each Common Share of Golden Nugget Online Gaming they hold on the record date (the “Exchange Ratio”). Tilman Fertitta, who owns beneficially approximately 46% of the equity in GNOG, has agreed to continue to hold the DraftKings shares to be issued to him in the merger for a minimum of one year from the closing of the transaction.

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The Board of Directors of Golden Nugget Online Gaming (the “GNOG Board”), acting upon the unanimous recommendation of a committee of independent and disinterested directors established by the GNOG Board (the “Special Committee”), approved the Merger Agreement and the transactions, and resolved to recommend Golden Nugget Online Gaming’s stockholders vote to approve the Merger Agreement and the transaction.

The Board of Directors of DraftKings has also approved the transactions.

The transaction is subject to approval by Golden Nugget Online Gaming stockholders, the receipt of required regulatory approvals and other customary closing conditions and is expected to close in the first quarter of 2022. The approval of the transaction by Golden Nugget Online Gaming stockholders is expected to be obtained through a written consent to be provided by Tilman Fertitta.

Additional details and information about the terms and conditions of the acquisition will be included in Current Reports on Form 8-K to be filed by DraftKings, and Golden Nugget Online Gaming and Fertitta Entertainment, Inc. with the Securities and Exchange Commission.

Advisors

Raine Group is serving as exclusive financial advisor and Sullivan & Cromwell LLP is serving as legal counsel to DraftKings. Jefferies LLC is serving as lead financial advisor and White & Case LLP is serving as legal counsel to Golden Nugget Online Gaming. White & Case LLP is serving as legal counsel and Spectrum Gaming Capital is acting as financial advisor to the Special Committee of the board of Golden Nugget Online Gaming. Latham and Watkins LLP is serving as legal counsel to Fertitta Entertainment, Inc.

Transaction Conference Call Information

DraftKings and Golden Nugget Online Gaming will host a webcast for investors on Monday, August 9, 2021, at 8:30 am Eastern Time. Investors are invited to join the call by visiting investors.draftkings.com or by dialing (833) 644-0686 for domestic callers or (918) 922-6762 for international callers. Once connected with the operator, please provide the conference ID of 6795112. A replay will be available shortly after the call ends.

About DraftKings

DraftKings Inc. is a digital sports entertainment and gaming company created to fuel the competitive spirit of sports fans with products that range across daily fantasy, regulated gaming and digital media. Headquartered in Boston, and launched in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings is the only U.S.-based vertically integrated sports betting operator. DraftKings is a multi-channel provider of sports betting and gaming technologies, powering sports and gaming entertainment for operators in 17 countries. DraftKings’ Sportsbook is live with mobile and/or retail betting operations in the United States pursuant to regulations in Colorado, Illinois, Indiana, Iowa, Michigan, Mississippi, New Hampshire, New Jersey, New York, Oregon, Pennsylvania, Tennessee, Virginia and West Virginia. DraftKings’ daily fantasy sports product is available in 7 countries internationally with 15 distinct sports categories. DraftKings is the official daily fantasy partner of the NFL, MLB, NASCAR, PGA TOUR and UFC as well as an authorized gaming operator of the NBA and MLB, an official sports betting partner of the NFL, an official betting operator of PGA TOUR and the official betting operator of UFC. DraftKings also owns Vegas Sports Information Network, Inc. (VSiN), a multi-platform broadcast and content company.

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About Golden Nugget Online Gaming

Golden Nugget Online Gaming, Inc. is a leading online gaming company that is considered a market leader by its peers and was first to bring Live Dealer and Live Casino Floor to the United States online gaming market. GNOG was the recipient of 15 eGaming Review North America Awards, including the coveted "Operator of the Year" award in 2017, 2018, 2019 and 2020.

About Fertitta Entertainment, Inc.

Fertitta Entertainment, Inc. (“FEI”) is the holding company through which Tilman J. Fertitta holds substantially all of his assets and the parent company of Golden Nugget/Landry’s, a multinational, diversified gaming, restaurant, hospitality and entertainment company based in Houston, Texas. Golden Nugget/Landry’s gaming division includes the renowned Golden Nugget Hotel and Casino concept, with locations in Las Vegas and Laughlin, NV; Atlantic City, NJ; Biloxi, MS; and Lake Charles, LA. Golden Nugget/Landry’s also operates more than 500 outlets, with well-known concepts such as Mastro’s, Del Frisco’s, Morton’s The Steakhouse, The Oceanaire Seafood Room Landry’s Seafood House, McCormick & Schmick’s Seafood, Chart House, Joe’s Crab Shack, Saltgrass Steak House, Bubba Gump Shrimp Co., and Rainforest Cafe. Entertainment and hospitality divisions encompass popular destinations including The Tower of Americas, the Galveston Island Pleasure Pier and the Kemah Boardwalk, a 40 acre development in Kemah, TX. FEI also owns approximately 31.625 million shares in Golden Nugget Online Gaming, Inc. On February 1, 2021, FEI entered into an Agreement and Plan of Merger with FAST Acquisition Corp. (NYSE: FST) (“FAST”), a special purpose acquisition company, which was amended on June 30, 2021.  Following the business combination of FEI and FAST, Mr. Fertitta is expected to beneficially own a total equity stake in the combined company of approximately 75%.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

DraftKings Forward Looking Statements

This release may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. When used in this release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside DraftKings’ and GNOG’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements include, without limitation, DraftKings’ and GNOG’s expectations with respect to future performance and anticipated financial impacts of the acquisition, the satisfaction of the closing conditions to the acquisition and the timing of the completion of the acquisition. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DraftKings’ and GNOG’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against DraftKings and GNOG following the announcement of the Merger Agreement and the transactions contemplated therein; (2) the inability to complete the acquisition, including due to failure to obtain approval of the stockholders of DraftKings, approvals or other determinations from certain gaming regulatory authorities, or other conditions to closing in the Merger Agreement; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transactions contemplated therein to fail to close; (4) the inability to obtain or maintain the listing of New DraftKings Class A Common Stock on Nasdaq following the acquisition; (5) the risk that the acquisition disrupts current plans and operations as a result of the announcement and consummation of the acquisition; (6) the ability to recognize the anticipated benefits of the acquisition, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the acquisition; (8) changes in applicable laws or regulations, particularly with respect to gaming, gambling, sportsbooks, fantasy sports and other similar businesses; (9) the possibility that DraftKings, GNOG or the combined company may be adversely affected by other economic, business, and/or competitive factors, (10) market and supply chain disruptions due to the COVID-19 outbreak or other epidemics, pandemics or similar public health events; and (11) other risks and uncertainties indicated from time to time in the information/prospectus relating to the acquisition, including those under “Risk Factors” in DraftKings’ and GNOG’s filings with the SEC. DraftKings cautions that the foregoing list of factors is not exclusive. Readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see DraftKings’ and GNOG’s filings with the SEC. Neither DraftKings nor GNOG undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Additional Information about the Merger and Where to Find It

In connection with the proposed merger, New DraftKings intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include an information statement of Golden Nugget Online Gaming, an information statement of DraftKings, an offering prospectus of New DraftKings, and certain other related documents, to be used at the meeting of Golden Nugget Online Gaming stockholders to approve the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DRAFTKINGS, NEW DRAFTKINGS AND GOLDEN NUGGET ONLINE GAMING AND THE MERGER. The definitive information statements that will form part of the Registration Statement will be mailed to stockholders of Golden Nugget Online Gaming and DraftKings as of a record date to be established. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov.

Contacts

DraftKings

Media: Media@draftkings.com
@DraftKingsNews

Investors: Investors@draftkings.com

Golden Nugget Online Gaming

Investor Relations Contacts

Sloan Bohlen, Solebury Trout

investors@gnoginc.com

(Nasdaq: GNOG)

SOURCE: Golden Nugget Online Gaming, Inc.

Media Contacts

Mary Ann Cuellar, Dancie Perugini Ware Public Relations

MaryAnn@dpwpr.com

713-224-9115

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